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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 17, 1997

                             CHART INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-11442                34-1712937
-------------------------------   ------------------------ ---------------------
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
          Incorporation)                                  Identification Number)

                  34799 Curtis Boulevard, Eastlake, Ohio 44095
                    (Address of Principal Executive Offices)

                                 (440) 946-2525
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

                  Pursuant to a Registration Statement on Form S-3 (Commission File No. 333-35321) and in connection with the public offering of 1,300,000 shares of common stock, $.01 par value (the "Common Stock"), of Chart Industries, Inc. (the "Company") by the Company, 1,500,000 shares of Common Stock by certain stockholders of the Company (the "Selling Stockholders") and up to an additional 420,000 shares of Common Stock by the Company to satisfy underwriters' over-allotments, the Company and the Selling Stockholders intend to enter into an Underwriting Agreement with Schroder & Co. Inc. and McDonald & Company Securities, Inc. in substantially the form attached as Exhibit 1.1 to this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Financial Statements of Businesses Acquired.
                           None.

                  (b)      Pro Forma Financial Information.
                           None.

                  (c)      Exhibits.
                           1.1      Form of Underwriting Agreement.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CHART INDUSTRIES, INC.

                             /s/ Don A. Baines
                             -------------------------------------
                             Don A. Baines
                             Chief Financial Officer and Treasurer

Date:  September 17, 1997


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                                  EXHIBIT INDEX

NUMBER                      DOCUMENT
------                      --------

1.1                         Form of Underwriting Agreement.